PARTIAL DISPOSAL OF NEW PROSPERITY PROJECT	12 Months Ended
Dec. 31, 2025
Partical Disposal Of New Prosperity Project [Abstract]
PARTIAL DISPOSAL OF NEW PROSPERITY PROJECT [Text Block]

22. PARTIAL DISPOSAL OF NEW PROSPERITY PROJECT

On June 5, 2025, the Company entered into an agreement (the "Teztan Biny Agreement") with the Tsilhqot'in Nation and the Province, pursuant to which it transferred its New Prosperity mineral tenures and related assets to a wholly owned subsidiary, 1280860, and immediately thereafter transferred 22.5% of the common shares of 1280860 to the TN Interest Trust (the "Trust"), an irrevocable trust established for the benefit of the Tsilhqot'in Nation. In exchange, the Company received $75,000 in cash, funded by a contribution from the Province to the Trust. Concurrent with the execution of the Teztan Biny Agreement, the Company also agreed to contribute $6,000 to the Tsilhqot'in Nation to support community and land use planning initiatives, comprised of a $3,000 payment at closing and three annual instalments of $1,000.

Under the Teztan Biny Agreement, the Company has agreed to not act as a proponent for development of the New Prosperity Project. If the Tsilhqot'in Nation consents to any ground-disturbing activity, the Trust will distribute the 22.5% equity interest directly to the Tsilhqot'in Nation.

Following the transaction, the Company retained a 77.5% shareholding interest in 1280860 and concluded that it continues to control the entity owning New Prosperity.

The New Prosperity Transaction resulted in a net realized gain of $68,428 recognized directly in equity, and non-controlling interest recognized was nominal, based on its proportionate share of 1280860's net assets. There was no net loss or comprehensive (loss) income that was attributable to the non-controlling interest following the closing of the transaction.